SUPPLEMENT DATED APRIL 28, 2020 TO THE

PROSPECTUS, DATED MAY 1, 2015, AS AMENDED, FOR

New York Life Insurance and Annuity Corporation

NYLIAC Corporate Sponsored Variable Universal Life (“CSVUL”)

INVESTING IN

NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I

This supplement amends the May 1, 2015 prospectus, as amended, for CSVUL offered through the separate account referenced above (the “Prospectus”). You should read this information carefully and retain this supplement for future reference, together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with your Prospectus. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

The purpose of this supplement is to note a name change to one of the Eligible Portfolios and an Investment Objective change to another Eligible Portfolios listed in the Prospectus.

Keeping this purpose in mind, please note the following:

I.	Name Change to MainStay VP Large Cap Growth—Initial Class

Effective May 1, 2020, MainStay VP Large Cap Growth—Initial Class will change to MainStay VP Winslow Large Cap Growth—Initial Class.

II.	Changes to the Investment Objective for Invesco V.I. American Value Fund—Series I Shares:

Effective May 1, 2020, the Investment Objective for the Invesco V.I. American Value Fund Series I Shares will change as follows:

OLD OBJECTIVE	NEW OBJECTIVE
Seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.	Seeks long-term capital appreciation.

New York Life Insurance and Annuity Corporation

(a Delaware Corporation)

51 Madison Avenue

New York, New York 10010